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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 11, 1996

                       THE CHICAGO DOCK AND CANAL TRUST
                       --------------------------------
            (Exact name of registrant as specified in its charter)

        ILLINOIS                    0-13804                    36-2476640
        --------                    -------                    ----------
(State of Incorporation)          (Commission                 (IRS Employer
                                  File Number)              Identification No.)

455 EAST ILLINOIS STREET, SUITE 565
         CHICAGO, ILLINOIS                             60611
- ---------------------------------------                -----
(Address of principal executive offices)             (Zip Code)

                                    (312) 467-1870
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    On April 11, 1996, the Trust issued a press release, a copy of which is attached.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CHICAGO DOCK AND CANAL TRUST
                                       --------------------------------
                                                (Registrant)


                                   By:     /s/  David R. Tinkham
                                       --------------------------------
                                       David R. Tinkham, Vice President
Dated:   April 12, 1996
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FROM:  MARCY MONYEK AND ASSOCIATES     FOR: THE CHICAGO DOCK AND CANAL TRUST
       55 West Wacker Drive                 455 East Illinois Street
       Chicago, Illinois  60601             Chicago, Illinois  60611
       312/263-2135                         312/467-1870

Contact:  Sharon Erikson               Contact:  David R. Tinkham

                                       FOR IMMEDIATE RELEASE


               THE CHICAGO DOCK AND CANAL TRUST (NASDAQ/DOCKS)
           TO SEEK INDICATIONS OF INTEREST FOR BUSINESS COMBINATION

    CHICAGO, April 11, 1996 -- As previously announced, a special committee of the Trust's Board of Trustees retained Lehman Brothers Inc., as its financial advisor to assist the Trust in studying strategic alternatives designed to enhance shareholder value. As part of this study, the Board today authorized Lehman Brothers to seek preliminary indications of interest for a potential business combination involving the Trust. There can be no assurance that a transaction will occur as a result of this study.

    The Trust also declared a quarterly dividend of $.04 per share payable on June 1, 1996 to shareholders of record as of May 15, 1996.

    Cityfront Center, an established mixed-use development located on prime, downtown Chicago lakefront land, is the Trust's primary real estate investment. Within the development, the Trust owns the land under the 1,200 room Sheraton Chicago Hotel and Towers and approximately 14 acres of land to be developed. It also owns the Midrise portion of Cityfront Place (a 904-unit residential complex) and one-third of the partnership which owns the Highrise portion.

    The Chicago Dock and Canal Trust is a real estate investment trust engaged primarily in the business of acquiring and holding real estate and interests in real estate for investment. In addition to its interests in Cityfront Center, the Trust owns Lincoln Garden (a 73,000-sq.ft. office complex in Tampa, Florida) and Waterplace Park (a 105,000-sq.ft. office complex in Indianapolis, Indiana).

    Formed in 1962, the Trust is successor to The Chicago Dock and Canal
Company which was founded in 1857 by Chicago's first mayor, William Ogden. The Chicago Dock and Canal Trust is traded on NASDAQ under the trading symbol DOCKS.

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